EXHIBIT 10.01

                                                  ACKNOWLEDGEMENT OF SEPARATE
                                                  RISK DISCLOSURE STATEMENTS AND
                                                  CUSTOMER AGREEMENT

MERRILL LYNCH FUTURES INC.

By initialing in the space below I acknowledge I have received prior to the opening of my account the following separate documents and understand them:

1. Futures Risk Disclosure Statement (detach from this form)

             GEC
       ----------------                                ------------------------
       Customer Initial                                Joint Party initial

2. Options on Futures Risk Disclosure Statement (delivered under separate cover)

             GEC
       ----------------                                ------------------------
       Customer Initial                                Joint Party initial

3. Margin Disclosure Statement (detach from this form)

             GEC
       ----------------                                ------------------------
       Customer Initial                                Joint Party initial

4. Foreign Futures and Foreign Options Risk Disclosure Statement (detach from this form)

             GEC
       ----------------                                ------------------------
       Customer Initial                                Joint Party initial

I also understand the conditions of this Futures Customer Agreement and and agree to be bound by them.


George E. Crapple                                                     1/10/89
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Customer Signature                                                     Date


George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp., General
Partner, NESTOR PARTNERS
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Joint Party Signature                                                  Date

        NESTOR PARTNERS
-------------------------------------------------------------------------------
                  Corporation, Partnership or Other Entity Name


George E. Crapple
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Signature                             Title                            Date


George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp., General
Partner, NESTOR PARTNERS
-------------------------------------------------------------------------------
Authorization to Transfer Funds

You may transfer to or from my regulated futures account to any of my other accounts such excess funds as may be required to avoid a margin call or for any other reason not in conflict with the rules and regulations of the Commodity Exchange Act ("regulated" means any contract covered by the Commodity Exchange Act at the time of such transaction). Any such transfer shall be in compliance with the Commodity Exchange Act. It is understood that, within a reasonable time after making any such transfer, you will confirm the same in writing to the undersigned.


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Customer Signature                                                     Date


George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp., GP,
NESTOR PARTNERS                                                       1/10/89
-------------------------------------------------------------------------------
Joint Party Signature                                                  Date

        NESTOR PARTNERS
-------------------------------------------------------------------------------
                  Corporation, Partnership or Other Entity Name


George E. Crapple                                                     1/10/89
-------------------------------------------------------------------------------
Signature                             Title                            Date

George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp., GP
NESTOR PARTNERS

ARBITRATION AGREEMENT

ANY CONTROVERSY ARISING OUT OF OR RELATING TO YOUR ACCOUNT, TO TRANSACTIONS WITH MERRILL LYNCH PURSUANT TO THIS AGREEMENT OR THE BREACH THEREOF, SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE RULES, THEN IN EFFECT, OF THE NATIONAL FUTURES ASSOCIATION, THE CONTRACT MARKET UPON WHICH THE TRANSACTION GIVING RISE TO THE CLAIM WAS EXECUTED OR THE NEW YORK STOCK EXCHANGE, INC., AS YOU MAY ELECT. IF YOU DO NOT MAKE SUCH ELECTION BY REGISTERED MAIL ADDRESSED TO MERRILL LYNCH AT ITS MAIN OFFICE WITHIN FORTY-FIVE DAYS AFTER DEMAND BY MERRILL LYNCH THAT YOU MAKE SUCH ELECTION, THEN MERRILL LYNCH MAY MAKE SUCH ELECTION.

MERRILL LYNCH AGREES TO PAY ANY INCREMENTAL FEES WHICH MAY BE ASSESSED BY THE FORUM CHOSEN BY YOU FOR THE PROVISION OF A "MIXED PANEL" OF ARBITRATORS, UNLESS THE ARBITRATORS DETERMINE THAT YOU HAVE ACTED IN BAD FAITH IN INITIATING OR CONDUCTING THE PROCEEDINGS. JUDGMENT UPON ANY AWARD RENDERED BY THE ARBITRATORS MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IN ADDITION NEITHER YOU NOR MERRILL LYNCH HEREBY WAIVES ANY RIGHT TO ASSERT ANY EQUITABLE REMEDIES WE MAY HAVE AS AGAINST THE OTHER PRIOR TO THE ELECTION OR COMMENCEMENT OF ARBITRATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTER-CLAIMS WHICH YOU OR MERRILL LYNCH MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDING UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF MERRILL LYNCH INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH MERRILL LYNCH. SEE 17 C.F.R. 180.1-180.5


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Customer Signature                                                     Date


-------------------------------------------------------------------------------
Joint Party Signature                                                  Date


-------------------------------------------------------------------------------
                  Corporation, Partnership or Other Entity Name


-------------------------------------------------------------------------------
Signature                             Title                            Date

HEDGE AGREEMENT
(To be signed by hedge customers only)

The undersigned represents that all transactions in this account are for hedging purposes only and shall be entered into solely for the purpose of protecting against losses which may be incurred in a cash position in a specific commodity, or with respect to interest rate futures or stock index futures to protect against losses that may be incurred in an existing securities portfolio.

These transactions are not for speculation. In the event that the undersigned intends to enter into any transactions in this account for speculative purposes. I/we shall notify Merrill Lynch in writing prior to the entry of such transactions.

The undersigned is familiar with all laws, rules and regulations concerning hedging in such contracts.


-------------------------------------------------------------------------------
Customer Signature                                                     Date


-------------------------------------------------------------------------------
Joint Party Signature                                                  Date


-------------------------------------------------------------------------------
                  Corporation, Partnership or Other Entity Name


-------------------------------------------------------------------------------
Signature                             Title                            Date

CFTC Regulation 190.06 requires that, in the unlikely event of Merrill Lynch's bankruptcy, you be given the opportunity to give instructions to the bankruptcy trustee regarding the disposition of your open futures positions. Unless you indicate a contrary preference in the space provided below, the trustee would be authorized to liquidate your open positions, without seeking further instructions from you.

|_| I would prefer to be contracted by the bankruptcy trustee for instructions regarding the disposition of my open futures positions.

                                                                FUTURES CUSTOMER
                                                                AGREEMENT

MERRILL LYNCH FUTURES INC.

In consideration of Merrill Lynch Futures Inc. ("Merrill Lynch") acting as broker or as principal for the undersigned (hereinafter "you" or "yours" as the case may be), either directly or through an introduced relationship, you hereby consent and agree that:

1. Any and all transactions for your account shall be subject to the regulations of all applicable federal, state, and self-regulatory agencies, including, but not limited to, the various commodity exchanges and the constitution, rules and customs, as the same may be constituted from time to time, of the exchange or market (and its clearing house, if any) where executed, or to which the transactions relate. You also agree not to exceed the position limits set by any federal agency as well as limits established by commodity exchanges and boards of trade for your own account, acting alone or in concert with others, and to promptly advise Merrill Lynch if you are required to file reports of your positions with the Commodity Futures Trading Commission or other similar regulatory authority.

2. Any and all commodity futures contracts, options, foreign futures and foreign options (hereinafter "commodity futures contracts" and "options"), securities, cash or other property now or hereafter held or carried by Merrill Lynch or any subsidiary, affiliate or other entity under common control either directly or through an introduced relationship thereof for you in any accounts in which you have an interest (either individually or jointly or otherwise), are to be held by Merrill Lynch as security for the payment of any liability of yours to us.

3. Merrill Lynch shall have the right (in addition to any other right or remedy it may have at law, in equity or under this agreement), whenever in our discretion we consider it necessary for our protection, or in the event that a petition in bankruptcy, or for the appointment of a receiver, is filed by or against you, or any similar event, or an attachment is levied against your accounts) with us, or in the event of your death, incompetency, or disability to:

(A) sell, exercise, offset or otherwise liquidate any or all securities, commodity futures contracts, options, commodity forward contracts or physical commodities long in any of your accounts with Merrill Lynch; and/or

(B) buy in, offset or otherwise liquidate any or all securities, commodity futures contracts, options, commodity forward contracts or physical commodities short in any of your accounts with Merrill Lynch; and/or

(C) cancel any outstanding orders and/or close out any or all outstanding contracts and liquidate any of your accounts with Merrill Lynch; and/or

(D) sell or set off and apply any other properly Merrill Lynch may hold for you (whether held as margin, or for safekeeping or otherwise) or any credit balance you may have in any of your accounts with Merrill Lynch; and/or

(E) buy or sell securities, commodity futures contracts, options, commodity forward contracts or physical commodities to enter into and liquidate straddle or spread positions with respect to any securities, commodity futures contracts, options, commodity forward contracts or physical commodities long or short in any of your accounts with Merrill Lynch.

Any action referred to herein may be taken without demand for margin or additional margin, notice of sale or purchase, or other notice or advertisement, and any such sales or purchases may be made at Merrill Lynch's discretion on any exchange or other market where such business is then usually transacted, and on any such sale we may be the purchaser for our own account; it being understood that a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of Merrill Lynch's right to sell or buy without demand or notice as herein provided; and it being further understood that you shall at all times be liable for the payment of any debit balance owing in your account(s) with us upon demand and that you shall be liable for any deficiency remaining in any such account(s) in the event of the liquidation thereof in whole or in part by us or by you.

4. Merrill Lynch has the right whenever in our discretion we consider it appropriate to raise or lower the margin requirements for any and all securities, commodity futures contracts, options, commodity forward contracts or physical commodities. Further, these requirements, once established, may apply to existing positions as well as to new positions in the contracts affected by such change.

5. [STRIKE OUT THIS PARAGRAPH IF THIS IS A CORPORATION ACCOUNT] You represent that you have reached the age of majority and that you are not an employee of, or an employee of a member firm of, any exchange or board of trade, and that you are not an employee of a self-regulatory agency, bank, trust company or insurance company, and you will promptly notify Merrill Lynch if you become so employed.

6. All communications, whether by mail, telegraph, telephone, messenger or otherwise, sent to you at your address as given to us from time to time shall constitute personal delivery to you.

7. As part of this agreement you understand that an investigation may be made pertaining to your credit standing and your account. If such investigation is conducted, you understand you have the right to make a written request, within a reasonable period of time, for a complete and accurate disclosure of the nature and scope of such investigation.

8. You acknowledge Merrill Lynch's right to limit the number of open positions which you may maintain or acquire through Merrill Lynch at any time.

9. You acknowledge and agree that Merrill Lynch may receive and retain as its own any increment or interest accruing from any of the funds Merrill Lynch receives from you. You further agree to pay the brokerage commissions (which commissions may be shared by more than one of your agents), interest and other charges as Merrill Lynch shall establish from time to time for your account (whether or not other customers pay lower commissions or charges) and to pay any costs or expenses incurred in connection with transactions in your account, including without limitation any transfer taxes and any transaction fees imposed by any contract market, exchange, clearing organization or other self-regulatory body, in the event you engage in any transactions effected in a foreign currency, you acknowledge and agree that any profit or loss incurred from the fluctuation in the exchange rate of such currency shall be for your own account.

10. You hereby agree to pay, indemnify Merrill Lynch against and save Merrill Lynch harmless from, any liability, cost or expense (including without limitation legal fees and expenses and any fines or penalties imposed by any governmental agency, contract market, exchange, clearing organization or other self-regulatory body), Merrill Lynch may incur or be subjected to with respect to your account or any transaction or position therein. Without limiting the generality of the foregoing, you agree to reimburse Merrill Lynch on demand for any cost of collection incurred by Merrill Lynch in collecting any sums owing by you under this agreement and any cost incurred by Merrill Lynch in successfully defending against any claims asserted by you, in each case including without limitation legal fees, interest and expenses.

11. This agreement and its terms shall be binding upon your heirs, executors, administrators, and assigns.

12.   THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

13. This agreement shall also inure to the benefit of Merrill Lynch's successors, by merger, consolidation or otherwise, and assigns, and Merrill Lynch may transfer your account to any such successors or assigns.

14. This agreement shall continue until signed notice of revocation is received by or from you, and in the case of such revocation it shall continue effective as to transactions entered into prior thereto. Any modifications to this agreement must be in writing and accepted by Merrill Lynch in writing and no employee of Merrill Lynch is authorized to make any representations contrary to the terms of this agreement.

15. At least two business days prior to the first notice day in the case of long positions in futures or forward contracts, and at least two business days prior to the last trading day in the case of short positions in open futures or forward contracts or long and short positions in options, you agree that you will either give Merrill Lynch instructions to liquidate or make or take delivery under such futures or forward contracts, or to liquidate, exercise or allow the expiration of such options, and will deliver to Merrill Lynch, sufficient funds and/or any documents required in connection with exercise or delivery. If such instructions or such funds and/or documents, with regard to option transactions, are not received by Merrill Lynch prior to the expiration of the option, Merrill Lynch may allow such option to expire.

                                                     MANAGED FUTURES ACCOUNT
                                                     LIMITED POWER OF ATTORNEY
                                                     AND ACKNOWLEDGEMENT OF
                                                     AGENT'S DISCLOSURE DOCUMENT

I hereby constitute and appoint THE MILLBURN CORP/MILLBURN RIDGEFIELD CORP. (whose signature appears below), as my agent and attorney-in-fact ("Agent") to buy, sell (including short sales) and trade in commodities of every nature, and contracts relating to same (including commodity futures), on margin or otherwise, and options on commodities and commodity futures contracts, and foreign futures contracts and foreign options contracts, in accordance with their practices and procedures. My agent and attorney-in-fact is authorized to effect the purchase and sale of U.S. Treasury Bills for purposes of satisfying margin requirements for my account.

In all such purchases, sales or trades, including U.S. Treasury Bills used to collateralize accounts, my Agent is authorized to act for me and in my behalf in the same manner and with the same force and effect as I might or could do with respect to such purchases, sales or trades, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades.

I hereby ratify and confirm any and all transactions made by my Agent or Merrill Lynch for my account with the knowledge that these transactions may be effected by grouping orders for my account with others for other accounts and that such executed orders will subsequently be allocated to me, and agree to indemnify you and hold you free and harmless of any loss, liability or damage by reason thereof. Furthermore, I recognize that Merrill Lynch is authorized to distribute commissions between its financial consultants at its sole discretion.

This power of attorney and authorization shall continue in full force and you and your successors and assigns shall be relying thereon, until you shall receive written notice or revocation thereof, signed by me; or in the event of the termination thereof by my death, or my mental incapacity, judicially determined, until you shall receive actual notice thereof, and such revocation or termination shall in no way affect the validity of this power and my liability under the indemnity herein contained, with reference to any transaction initiated by my agent and attorney-in-fact, prior to the actual receipt by you of notice of such revocation or termination, as above provided.

In addition; by providing the information necessary to complete the statements below as they apply to me, and by initialing them, I acknowledge I have received the following disclosure document from my Agent as required.

ACKNOWLEDGEMENT OF RECEIPT OF DISCLOSURE DOCUMENT FROM AGENT

I acknowledge that I have received a disclosure document prepared pursuant to Regulation 4.31 of the Commodity Futures Trading Commission from MILLBURN RIDGEFIELD CORP., the individual to whom I have given authorization to trade my Account.


George E. Crapple                                         January 10, 1989
-------------------------------------------          ---------------------------
              Customer Initial                                  Date

George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp/The Millburn Corp.
-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

ACKNOWLEDGEMENT OF TRADING AUTHORIZATION BY CUSTOMER AND AGENT'S STATEMENT CONCERNING PROVISION OF DISCLOSURE DOCUMENT

1. I have not been provided with a disclosure document pursuant to Regulation
4.31 of the Commodity Futures Trading Commission by the individual to whom I have given authorization to trade my account.


-------------------------------------------          ---------------------------
              Customer Initial                                  Date


-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

2. I, the Agent appointed by the above power of attorney, am not required to provide with a disclosure document for the following reason(s);
------------------------
   (Name of Customer)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------          ---------------------------
  (Signature of Person to Whom Customer                         Date
     has given Trading Authorization)

ACKNOWLEDGEMENT OF TRADING AUTHORIZATION GIVEN TO A FAMILY MEMBER

I acknowledge that I have given authorization to trade my account to _____________________ , who is a member of my family (spouse, parent, child, grandparent, grandchild, brother, sister, aunt, uncle, nephew, niece or in-law).


-------------------------------------------          ---------------------------
              Customer Initial                                  Date


-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

I also understand and agree to the terms of the foregoing power of attorney.

            NESTOR PARTNERS
-------------------------------------------
 Complete Name of Account (Print or Type)


George E. Crapple                                         January 10, 1989
-------------------------------------------          ---------------------------
           Customer Signature                                   Date


George E. Crapple, Vice Chairman, Millburn
Ridgefield Corp., General Partner, NESTOR
PARTNERS
-------------------------------------------          ---------------------------
            Joint Party Signature                               Date


-------------------------------------------          ---------------------------
               Agent Signature                                  Date


                                                     ---------------------------

-------------------------------------------          ---------------------------
    Name of Agent's Employer, if any                 Address of Agent's Employer


Amy B. Hirsch                        1-6-89
-------------------------------------------          ---------------------------
Manager Approval                      Date
Amy B. Hirsch
Vice President
Merrill Lynch Futures

                                                              COMMODITY POWER
                                                              OF ATTORNEY LETTER

MERRILL LYNCH FUTURES INC.

                                                   Date: January 10, 1989
                                                         -----------------------
                                                   Account Number:
                                                                   -------------

                                                   NESTOR PARTNERS
                                                   -----------------------------
Dear

We have received a document by which you have granted trading authority or control over your commodity account number __________ carried by us to Millburn Ridgefield Corp. We are required by exchange rules to bring the following to your attention.

Since the risk factor is high in futures trading, only genuine "risk" funds should be used in such trading. A person who does not have extra capital he can afford to lose should not trade in the futures market. No "safe" trading system has ever been devised, and no one can guarantee you profits or freedom from loss. In fact, no one can even guarantee to limit the extent of your loss.

Even though you have granted authority to another, you should keep posted on what is going on in your account. We shall send you a confirmation of every trade made for your account, and a profit and loss statement showing the financial results of each transaction closed out for your account. In addition, we shall send you monthly statements showing your account balance, the exact position in your account, the net profit or loss in all contracts closed since the date of your last previous statement, and the net unrealized profit and loss in all open contracts figured to the market. You should carefully review these statements. If you have any questions, call us.

In accordance with Merrill Lynch policy, a controlled account must have an initial deposit of $20,000 and be maintained at a minimum of $10,000 equity regardless of lesser, applicable margin requirements. (In determining minimum equity, your open positions, figured to the market, and all futures traded at Merrill Lynch shall be included).

Whenever, at the close of any business day, the equity in your controlled account is below the required minimum, calculated with all open positions figured to the settling price, we shall promptly make demand on you for an amount sufficient to restore your equity to no less than $10,000. If such amount is not promptly received, we may liquidate your entire position in commodities at your risk and without further notice to you.

If, for any reason, you wish to revoke the trading authorization which you have given, please bear in mind that you can do so only by a written revocation.

                                       Sincerely yours,


                                       Amy B. Hirsch                      1-6-89
                                       -----------------------------------------
                                       Office Manager's Signature
                                       Amy B. Hirsch
                                       Vice President
                                       Merrill Lynch Futures

INSTRUCTIONS TO CLIENT: After reading this letter and the statement following, kindly sign the enclosed copy to indicate your understanding and acceptance of its terms, and return it in the envelope provided, retaining the original for your records.

This will confirm that I have received and read a copy of the above letter, as well as the document by which I have given trading authority over my account to _____________________ and understand fully the obligations which I have assumed by executing that document. I further understand that your Firm is in no way responsible for any loss to me occasioned by the actions of the individual or organization named above and that your Firm does not, by implication or otherwise, endorse the operating methods of such individual or organization. I further understand that no exchange has jurisdiction over a non-member who is not employed by one of its members and that if I give such individual or organization authority to exercise any of my rights over my account, I do so at my own risk.

                                       Date: January 10, 1989
                                             -----------------------------------

                                       George E. Crapple
                                       -----------------------------------------
                                       Customer's Signature


                                       George E. Crapple, Vice Chairman,
                                       -----------------------------------------
                                       (If Joint Account Both Parties Must Sign)
                                       Millburn Ridgefield Corp.,
                                       General Partner, NESTOR PARTNERS

           NOTE: OFFICES ARE TO FORWARD TWO (2) COPIES OF THIS LETTER,
                   AN ORIGINAL AND DUPLICATE, TO THE CUSTOMER.

                        PARTNERSHIP ACCOUNT AUTHORIZATION

TO: MERRILL LYNCH FUTURES INC.,
    NEW YORK, N.Y.

            You are authorized and empowered to open and carry an account on your books in the name of NESTOR PARTNERS , a partnership for the purchase and sale (including short sales) of commodity futures, commodity options (on futures and physicals), foreign futures and foreign options, commodity forward contracts and physical commodities, including currencies, on margin or otherwise, on exchanges of which you are members or otherwise. Any of the following persons, to-wit:

(1) MALCOLM H. WIENER, HARVEY BEKER, GEORGE E. CRAPPLE, BARRY A. GOODMAN, JOHN MATTIA, STEVE ELLENBERG is hereby authorized to give written or verbal instructions by telephone or telegraph or otherwise to you to buy or sell (including short sales) commodity futures, commodity options, foreign futures and foreign options, commodity forward contracts, and physical commodities, either for immediate or future delivery, and to borrow money in the name of this partnership from or through you, and to secure payment therefor with property of this partnership. Any of the persons above named shall at all times have authority in every way to bind and obligate this partnership for the carrying out of any contracts arrangement or transaction which he shall, for or on behalf of this partnership, enter into or make with or through you. You are authorized to receive from this partnership checks and drafts drawn upon its funds by any of the persons above named or any employee of this partnership and apply the same to the credit of this partnership or to its account. You are also authorized to receive from any of the persons above named, or any employee of this partnership, stocks, bonds, options and other securities, as collateral or margin upon the account of this partnership, and to accept instructions from any of the persons above named as to the delivery of stocks, bonds, options and other securities for the account of this partnership and at his direction to cause certificates of stocks, bonds, options and other securities held in said account to be transferred to the name of any of the persons above named or of this partnership in the discretion of any of the persons above named. Delivery to such person of such stocks, bonds, options and securities, issued as directed by him, shall be deemed delivery to this partnership. Any of the persons above named shall have the fullest authority at all times with respect to any transaction deemed by him to be proper to make or enter into for or on behalf of this partnership with or through you. All confirmations, notices and demands upon this partnership may be delivered by you verbally or in writing or by telephone or by telegraph, to any of the persons above named who severally is authorized to empower any person or persons that he deems proper at any time or times to do any and all things that he is hereinbefore authorized to do.

            We, the undersigned, certify that a correct list of the partners comprising said partnership is set forth on the reverse side hereof.

            We further certify that all transactions which may be entered into in said account, or which may have been entered into, are authorized under the articles of partnership of the undersigned.

            In case of the death or withdrawal of any one of said partners, or in case of the termination or dissolution of said partnership, we agree to notify you promptly and to execute any supplementary authorization which you may require in such event. If we do not notify you, we hereby authorize you to continue to receive orders in said account which may be given to you by any one of the persons above named then surviving and to execute the same and treat all monies, futures, options, securities or other property to the credit of said account as the property of the remaining partners, subject to their order or the order of any one of them as the case may be.

            This agreement shall also inure to the benefit of your successors, by merger, consolidation or otherwise, and assigns.

            This agreement shall continue until signed notice of revocation is received by or from you and in case of such revocation it shall continue effective as to transactions entered into prior thereto.

(2) George E. Crapple
    --------------------------------          ----------------------------------
    George E. Crapple, Vice Chairman, Millburn Ridgefield Corp.,
    ----------------------------------------------------------------------------
    General Partner, NESTOR PARTNERS
    --------------------------------          ----------------------------------

    --------------------------------          ----------------------------------

                                              DATE       January 10, 1989
                                                   -----------------------------

KEY: (1) Insert names of partners and persons authorized to give orders in the account as provided in this agreement.

     (2) Every general partner must sign.

>

                        (PLEASE TYPE OR PRINT ALL NAMES)

General Partners of                      NESTOR PARTNERS
                    ------------------------------------------------------------
                                      (NAME OF PARTNERSHIP)
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           Millburn Ridgefield Corporation
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 (IF THE PARTNERSHIP IS A LIMITED PARTNERSHIP INDICATE THE NAMES OF THE LIMITED
                                 PARTNERS BELOW)

                               Please see attached

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                                       15

                                                     MANAGED FUTURES ACCOUNT
                                                     LIMITED POWER OF ATTORNEY
                                                     AND ACKNOWLEDGMENT OF
                                                     AGENT'S DISCLOSURE DOCUMENT

I hereby constitute and appoint THE MILLBURN CORP/MILLBURN RIDGEFIELD CORP. (whose signature appears below), as my agent and attorney-in-fact ("Agent") to buy, sell (including short sales) and trade in commodities of every nature, and contracts relating to same (including commodity futures), on margin or otherwise, and options on commodities and commodity futures contracts, and foreign futures contracts and foreign options contracts, in accordance with their practices and procedures. My agent and attorney-in-fact is authorized to effect the purchase and sale of U.S. Treasury Bills for purposes of satisfying margin requirements for my account.

In all such purchases, sales or trades, including U.S. Treasury Bills used to collateralize accounts, my Agent is authorized to act for me and in my behalf in the same manner and with the same force and effect as I might or could do with respect to such purchases, sales or trades, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades.

I hereby ratify and confirm any and all transactions made by my Agent or Merrill Lynch for my account with the knowledge that these transactions may be effected by grouping orders for my account with others for other accounts and that such executed orders will subsequently be allocated to me, and agree to indemnify you and hold you free and harmless of any loss, liability or damage by reason thereof. Furthermore, I recognize that Merrill Lynch is authorized to distribute commissions between its financial consultants at its sole discretion.

This power of attorney and authorization shall continue in full force and you and your successors and assigns shall be relying thereon, until you shall receive written notice or revocation thereof, signed by me; or in the event of the termination thereof by my death, or my mental incapacity, judicially determined, until you shall receive actual notice thereof, and such revocation or termination shall in no way affect the validity of this power and my liability under the indemnity herein contained, with reference to any transaction initiated by my agent and attorney-in-fact, prior to the actual receipt by you of notice of such revocation or termination, as above provided.

In addition; by providing the information necessary to complete the statements below as they apply to me, and by initialing them, I acknowledge I have received the following disclosure document from my Agent as required.

ACKNOWLEDGEMENT OF RECEIPT OF DISCLOSURE DOCUMENT FROM AGENT

I acknowledge that I have received a disclosure document prepared pursuant to Regulation 4.31 of the Commodity Futures Trading Commission from MILLBURN RIDGEFIELD CORP. , the individual to whom I have given authorization to trade my Account.

George E. Crapple                                        January 10, 1989
-------------------------------------------          ---------------------------
              Customer Initial                                   Date


George E. Crapple, Vice Chairman,
Millburn Ridgefield Corp/The Millburn Corp.
-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

ACKNOWLEDGEMENT OF TRADING AUTHORIZATION BY CUSTOMER AND AGENT'S STATEMENT CONCERNING PROVISION OF DISCLOSURE DOCUMENT

1. I have not been provided with a disclosure document pursuant to Regulation
4.31 of the Commodity Futures Trading Commission by the individual to whom I have given authorization to trade my account.


-------------------------------------------          ---------------------------
              Customer Initial                                  Date


-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

2. I, the Agent appointed by the above power of attorney, am not required to provide ________________ with a disclosure document for the following reason(s):
       (Name of Customer)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------          ---------------------------
  (Signature of Person to Whom Customer                         Date
     has given Trading Authorization)

ACKNOWLEDGEMENT OF TRADING AUTHORIZATION GIVEN TO A FAMILY MEMBER

I acknowledge that I have given authorization to trade my account to _________________, who is a member of my family (spouse, parent, child, grandparent, grandchild, brother, sister, aunt, uncle, nephew, niece or in-law).


-------------------------------------------          ---------------------------
              Customer Initial                                  Date


-------------------------------------------          ---------------------------
            Joint Party Initial                                 Date

I also understand and agree to the terms of the foregoing power of attorney.


             NESTOR PARTNERS
-------------------------------------------
  Complete Name of Account (Print or Type)


George E. Crapple                                         January 10, 1989
-------------------------------------------          ---------------------------
             Customer Signature                                 Date


George E. Crapple, Vice Chairman, Millburn
Ridgefield Corp. General Partner, NESTOR
PARTNERS and as Vice Chairman, The
Millburn Corporation
-------------------------------------------          ---------------------------
            Joint Party Signature                               Date


-------------------------------------------          ---------------------------
              Agent Signature                                   Date


                                                     ---------------------------


-------------------------------------------          ---------------------------
     Name of Agent's Employer, if any                Address of Agent's Employer


Amy B. Hirsch                        1-6-89
-------------------------------------------
Manager Approval                      Date
Amy B. Hirsch
Vice President
Merrill Lynch Futures

MERRILL LYNCH FUTURES INC.

SCHEDULE OF TERMS AND CONDITIONS

The terms used herein shall have the same meaning ascribed to them in the brokerage agreement (the "Agreement") of which this Schedule is part.

1. REPRESENTATIONS AND WARRANTIES. The Pool, in consideration of the Clearing Broker providing the services set forth herein for and in the name of the Pool, represents, warrants and agrees that:

      (a) The Pool is a duly organized, validly existing corporation, partnership, trust, syndicate or similar form of enterprise, as the case may be, under the laws of the state in which it is so organized;

      (b) Attached hereto as Exhibit A is a true and correct certificate of resolution signed by the Secretary of, or person serving in a similar capacity with respect to, the Pool to the effect that the authorized representative (the "Authorized Representative") who executes the Agreement is authorized by the Board of Directors, Managing Partner, Board of Trustees or person or persons responsible for the management of the Pool to execute and deliver on behalf of the Pool and its stockholders, partners, beneficiaries or participants, this Agreement and any other agreements the Clearing Broker may require, and to do all other things necessary or incidental to the conduct of said account;

      (c) Attached hereto as Exhibit B is a true and correct copy of a letter from the CFTC stating that all principals in the Pool have been duly registered with the CFTC as commodity pool operators;

      (d) Attached hereto as Exhibit C is a true, correct and verified copy of the latest available balance sheet and income statement of the Pool and of the Pool operators;

      (e) Attached hereto as Exhibit D is a true, correct copy of the Pool's articles of incorporation, partnership agreement or other document pursuant to which the Pool was organized;

      (f) Attached hereto as Exhibit E is the form of offering circular, pursuant to which the Pool has offered stock or other participating interests in its capital (the "Offering Circular");

      (g) Attached hereto as Exhibit F is a true and correct copy of the transmittal letter from the Pool to the CFTC under which the Offering Circular was transmitted to the CFTC for filing;

      (h) Attached hereto as Exhibit G is a copy of the notification of membership letter from the National Futures Association to the Pool;

      (i) Attached hereto as Exhibit H is either (i) a registration statement filed by the Pool with the Securities and Exchange Commission (the "SEC") relating to participating interests in the Pool or (ii) an opinion of counsel for the Pool to the effect that the Pool is exempt from registration by the SEC, and stating the basis for such exemption;

      (j) Attached hereto as Exhibit I or included with the opinion of counsel, if rendered, referred to in subsection (i) of this Section 1, is an opinion of counsel for the Pool to the effect that the Pool has qualified the stock or other participating interests in the capital assets of the Pool for offering and sale under the applicable securities or Blue Sky laws of such states and other jurisdictions in which the failure to have obtained such qualification would be in violation of such laws, and;

      (k) The Board of Directors, Managing Partner, Board of Trustees or person or persons responsible for the management of the Pool has endeavored to assure that the stock or other participating interests in the capital assets of the Pool has been and will be sold only to investors meeting the investor suitability standards, if any, set forth in the Offering Circular.

2. DUTIES OF CLEARING BROKER. The Pool hereby authorizes the Clearing Broker to purchase and sell and sell and purchase commodity futures contracts for the Pool's account in accordance with written and oral instruction from the Pool and/or the Trading Advisors. The Clearing Broker shall provide commodity brokerage services for the Pool's commodity futures contract trading account established hereunder pursuant to the customary policies and procedures of the Clearing Broker.

3. INVESTMENT DISCRETION. The parties recognize that the Clearing Broker will have no authority with respect to the selection of investments to be made for the account of the Pool and shall have no obligation to inquire into the reason for or method of determining such investment selection, nor any obligation to monitor such investment selections in relation to the Pool's trading policies.

4. MARGIN. The Pool shall deposit with the Clearing Broker sufficient funds to meet all applicable initial and maintenance margin requirements. The Pool shall maintain adequate margins at all times so as to continuously meet the margin requirements established for the Pool's account. The Clearing Broker may establish margin requirements in its sole and absolute discretion and said requirements may exceed the margin requirements set by any commodity exchange or other regulatory authority. The Pool acknowledges and agrees that the Clearing Broker may receive and retain as its own any increment or interest accruing from any of the funds the Clearing Broker receives from the Pool.

      If at any time the Pool's account does not contain the amount of margin required, the Clearing Broker may, in its sole and absolute discretion, close out the Pool's open positions in whole or in part or take any other action it deems necessary to satisfy such margin requirements. Failure of the Clearing Broker to act in such circumstances shall not constitute a waiver of its right to do so at any time thereafter, nor shall the Clearing Broker be subject to any liability to the Pool for its failure to so act.

5. DEFICIT BALANCE. The Pool agrees to pay the amount of any deficit balance that may result from transactions executed by the Clearing Broker for the Pool's account, together with brokerage commissions (which commissions may be shared by more than one of the Pool's agents), interest and service charges thereon at the rates customarily charged by the Clearing Broker and any expenses incurred by the Clearing Broker, including court costs and attorney's fees incurred in collecting any such deficit. All such payments shall be made within 24 hours following the Pool's receipt of the Clearing Broker's request for payment (except as modified with respect to wire, and telephone requests for margin funds as herein set forth). In the event the Pool engages in any transactions effected in a foreign currency, the Pool acknowledges and agrees that any profit or loss incurred from the fluctuation in the exchange rate of such currency shall be for the Pool's own account.

6. SECURITY INTEREST. All monies, securities, commodities or other property now or at any future time in the Pool's account or held, carried or maintained by the Clearing Broker for the Pool are hereby pledged with the Clearing Broker and shall be subject to a lien and security interest in favor of the Clearing Broker to secure any indebtedness and other obligations at any time owing from the Pool to the Clearing Broker. In enforcing the lien created hereunder, the Clearing Broker shall, in its sole and absolute discretion, determine which securities, commodities or other property are to be sold and which commodity futures contracts are to be closed.

7. DELIVERY. If, at any time, the Pool shall be unable to deliver to the Clearing Broker any security, commodity or other property previously sold by the Clearing Broker, on the Pool's behalf, the Pool authorizes the Clearing Broker, in the Clearing Broker's sole discretion, to borrow or buy and deliver the same, and the Pool shall immediately pay and indemnify the Clearing Broker for any and all costs, losses and damages (including consequential costs, losses and damages) which it may sustain in making such delivery together with any premiums which the Clearing Broker may be required to pay and for any and all costs, losses and damages (including consequential costs, losses, and damages) which the Clearing Broker may sustain from its inability to borrow or buy any such security, commodity or other property. In the event the Clearing Broker takes delivery of any security or commodity for the Pool's account, the Pool agrees to indemnify and hold the Clearing Broker harmless for and against any and all loss it may suffer resulting, directly or indirectly, from a decline in value of said security or commodity.

8. COMPLIANCE WITH CERTAIN RULES. All transactions under this Agreement shall be subject to the applicable constitution, rules, regulations, customs, usages, rulings and interpretations of the exchanges or markets on which such transactions are executed for the Pool's account and, where applicable, to the provisions of the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder and to the rules of the CFTC and any other applicable governmental statues, rules and regulations. The Clearing Broker shall not be liable to the Pool as a result of any action by the Clearing Broker or its agents to comply with any such constitution, rule, regulation, custom, usage, ruling, interpretation, act or statue.

9. DEFAULT. In the event of (a) dissolution of the Pool; (b) the filing of a petition in bankruptcy by or against the Pool; (c) the institution of any similar state, federal or other insolvency proceedings by or against the Pool; (d) the appointment of a receiver for the Pool of any of the assets of the Pool; (e) an attachment being levied against the Pool's account (or any of them); (f) a notice of levy with respect to the Pool's account (or any of them) being served on either the Clearing Broker or the Pool by any competent taxing authority; (g) the Pool failing to meet any margin calls;
      (h) the margin or other collateral deposited to protect the Pool's account being determined by the Clearing Broker in its sole and absolute discretion, and regardless of current market quotations, to be inadequate to secure the account properly; (i) at any time the Clearing Broker reasonably and in good faith feeling insecure with respect to the sufficiency of the collateral deposited by the Pool; or (j) the Pool's account incurring a deficit balance, then the Clearing Broker is hereby authorized, in its sole discretion, to sell or cause to be sold any or all of the commodity futures contracts, commodities or other property of the Pool which may be in the Clearing Broker's possession, or which the Clearing Broker may be carrying for the Pool, or to buy, or cause to be bought, any commodity futures contracts, commodities or other property of which the account or accounts of the Pool may be short, or cancel any outstanding orders in order to close out the account or accounts of the Pool in whole or in part in order to close out any commitment made on behalf of the Pool, all without any liability on the part of the Clearing Broker to the Pool or any third party. Such sale, purchase, or cancellation may be made according to the Clearing Broker's judgment and may be made at its discretion, on the exchange or other market where such business is usually transacted, without notice to the Pool or the legal representative of the Pool, and without prior tender, demand or call of any kind upon the Pool or the legal representative of the Pool and the Clearing Broker may purchase the whole or any part thereof free from any right of redemption, and the Pool shall remain liable for any deficiency, it being understood that a prior tender, demand or call of any kind from the Clearing Broker, or prior notice from the Clearing Broker, of the time and place of such sale or purchase shall not be considered a waiver of the Clearing Broker's right to sell or buy any commodity futures contracts, commodities or other property held by the Clearing Broker or owned by the Pool, at any time as herein provided or he deemed to require any such tender, demand, call or notice on any subsequent transaction.

10. EVENTS BEYOND CONTROL OF THE CLEARING BROKER. The Clearing Broker shall not be responsible for any loss or damage caused, directly or indirectly, by any events, actions or omissions beyond the control of the Clearing Broker, including, without limitation, loss or damage resulting, directly or indirectly, from any delays or inaccuracies in the transmission of orders or other information due to a breakdown in or failure of any transmission or communication facilities.

11. SEVERABILITY. If any part, term or provision of this Agreement is held by any body of competent jurisdiction to be illegal or in conflict with the law of any state or any other law, the validity of the remaining portions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

12. STANDARD OF LIABILITY AND INDEMNITY. The Clearing Broker assumes no responsibility hereunder except to render the services required hereby in good faith, and it is not responsible hereunder for any action of the Pool in following or declining to follow any advice or recommendation given by the Trading Advisors. The Clearing Broker, its respective agents, employees, officers, directors and affiliates shall not be liable to the Pool or any successors or assigns. The Pool shall indemnify the Clearing Broker, its respective agents, employees, officers, directors and affiliates for all liability incurred in the performance of the services required by this Agreement, provided that there has been no judicial determination (or an opinion of independent United States counsel for the Pool, if no final judgment is entered) that such liability was the result of negligence or misconduct and that the conduct which was the basis for such liability was not done in a good faith belief that it was in, of not opposed to, the best interest of the Pool.

13. LEGEND. The Pool hereby agrees to include the following legend in a prominent, appropriate location in any amendment of or supplement to the Offering Circular (if not included in the Offering Circular as heretofore employed):

      "Merrill Lynch Futures Inc. ("Merrill Lynch" or any of its subsidiaries or affiliates) acts only as broker or introducing broker for the Pool and as such is paid commissions for executing orders on behalf of the Pool. Merrill Lynch is not affiliated with the Pool in any way and has not reviewed this document or any other statements by the pool or any of its employees or agents to determine their accuracy. Merrill Lynch does not accept any responsibility for any trading decisions of the Pool, any statement in this document, any claims made by any representative of the Pool or for any funds not maintained at Merrill Lynch."

14. COMMODITY POSITIONS OR THE CLEARING BROKER. The Pool understands that the Clearing Broker and/or its officers, directors, employees, affiliates, agents or other representatives may have positions in or may intend to acquire positions in commodities or commodity futures contracts which positions may or may not be consistent with the positions held or intended to be held by the Pool.

15. CONFIRMATION. Confirmation of trades, statements of account, margin calls and any other notices sent by the Clearing Broker to the Pool shall be conclusively deemed accurate and complete if not objected to in writing within five (5) days from the date of each such notice.

16. TERM. This Agreement shall continue in effect for a period of one year from the date on which the Pool commences trading in commodity futures contracts under this Agreement; provided, however, that this Agreement may be terminated at will by the Clearing Broker.

17. JOINT AND SEVERAL LIABILITY. If the Pool is a partnership, the obligations under this Agreement of each general partner of the Pool shall be joint and several and shall be for the total liabilities under the Agreement to the Clearing Broker.

18. WAIVER. Subject to Section 8 hereof, no provision of this Agreement shall in any respect be waived, altered, modified or amended unless such waiver, alteration, modification or amendment be committed to writing and signed by the party against whom is asserted such waiver, alteration, modification or amendment.

19. ASSIGNMENTS. This Agreement shall inure to the benefit of the Clearing Broker and its successors and assigns and the Pool and its successors and assigns; provided, however, that no assignment of this Agreement shall be made by the Pool without the prior written consent of the Clearing Broker.

20. NOTICE. Any notice under the Agreement shall be given or confirmed in writing, delivered personally or sent by certified mail, postage prepaid, addressed as may be specified hereafter by the parties hereto.

21. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

MERRILL LYNCH FUTURES INC.

ARBITRATION AGREEMENT

Any controversy arising out of or relating to the Pool's account, to transactions with the Clearing Broker for the Pool or to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transaction giving rise to the claim was executed or the New York Stock Exchange, Inc., as the Pool may elect. It the Pool does not make such election by registered mail addressed to the Clearing Broker at its main office within forty-five days after demand by the Clearing Broker that the Pool make such election, then the Clearing Broker may make such election. The Clearing Broker agrees to pay any Incremental fees which may be assessed by the forum chosen by the Pool for the provision of a "Mixed Panel" of arbitrators, unless the arbitrators determine that the Pool has acted in bad faith in initiating or conducting the proceedings. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In addition, neither the Pool nor Clearing Broker hereby waives any right to assert any equitable remedies each may have as against the other prior to the election or commencement of arbitration.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR MERRILL LYNCH MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF MERRILL LYNCH INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH MERRILL LYNCH. SEE 17 C.F.R. 180.1-180.5.

Name of Commodity Pool:
                        --------------------------------------------------------

By (Signature):
                ----------------------------------------------------------------

Title:
       -------------------------------------------------------------------------

Date:
       -------------------------------------------------------------------------

AUTHORIZATION TO TRANSFER FUNDS

The Clearing Broker may transfer to or from the Pool's regulated commodity account to any of the Pool's other accounts such excess funds as may be required to avoid a margin call or for any other reason not in conflict with the rules and regulations of the Commodity Exchange Act, as amended (the "Commodity Exchange Act"). Any such transfer shall be in compliance with the Commodity Exchange Act. (The term "regulated commodity" shall mean any commodity covered by the Commodity Exchange Act at the time of such transaction.) It is understood that, within a reasonable time after making any such transfer, the Clearing Broker will confirm the same in writing to the Pool.

Name of Commodity Pool: NESTOR PARTNERS
                        --------------------------------------------------------


By (Signature): George E. Crapple
                ----------------------------------------------------------------
                George E. Crapple, Vice Chairman, Millburn Ridgefield Corp.

Title: General Partner
       -------------------------------------------------------------------------

Date:  March 27, 1989
       -------------------------------------------------------------------------

BROKERAGE
AGREEMENT FOR
COMMODITY POOLS

MERRILL LYNCH FUTURES INC.

LETTER OF AGREEMENT

In consideration of Merrill Lynch Futures Inc. (the "Clearing Broker") providing commodity brokerage and certain other services to the undersigned commodity pool (the "Pool") in connection with the trading of commodity futures, commodity options, foreign futures and foreign options, forward contracts and physical commodities (collectively referred to herein as "commodity futures contracts") and pursuant to the terms and conditions set forth herein and in the schedule of terms and conditions (the "Schedule of Terms and Conditions") herein, the Pool agrees to the following:

The Pool hereby authorizes the Clearing Broker to purchase and sell and sell and purchase commodity futures contracts for the Pool's account in accordance with written or oral instructions from the Pool and/or certain trading advisors designated by the Pool (the "Trading Advisors"). The Clearing Broker shall provide the services described in Item 2 in the Schedule of Terms and Conditions for the Pool's commodity futures contract trading account which will be established hereunder.

The Clearing Broker's remuneration for the services provided by it hereunder will be limited to the standard brokerage fee established or modified from time to time by the Clearing Broker and communicated to the Pool in accordance with the customary policies and procedures of the Clearing Broker.

The Pool acknowledges that it has received and understands the Risk Disclosure Statement furnished the Pool by the Clearing Broker pursuant to Rule 1.55 of the Commodity Futures Trading Commission (the "CFTC") and the Margin Disclosure Statement prior to the opening of the Pool's commodity futures contract account to be established hereunder (detach from this form).

Name of Commodity Pool: NESTOR PARTNERS
                        --------------------------------------------------------


By (Signature): George E. Crapple
                ----------------------------------------------------------------
                George E. Crapple, Vice Chairman, Millburn Ridgefield Corp.

Title: General Partner
       -------------------------------------------------------------------------

Date:  March 27, 1989
       -------------------------------------------------------------------------

The Pool acknowledges that it has received and understands the Options on Futures Risk Disclosure Statement (delivered under separate cover).

Name of Commodity Pool: NESTOR PARTNERS
                        --------------------------------------------------------


By (Signature): George E. Crapple
                ----------------------------------------------------------------
                George E. Crapple, Vice Chairman, Millburn Ridgefield Corp.

Title: General Partner
       -------------------------------------------------------------------------

Date:  March 27, 1989
       -------------------------------------------------------------------------

The Pool acknowledges that it has received and understands the Foreign Futures and Foreign Options Risk Disclosure Statement given in connection with a Trading Authorization (detach from this form).

Name of Commodity Pool: NESTOR PARTNERS
                        --------------------------------------------------------


By (Signature): GEORGE E. CRAPPLE
                ----------------------------------------------------------------
                GEORGE E. CRAPPLE, VICE CHAIRMAN, MILLBURN RIDGEFIELD CORP.

Title: GENERAL PARTNER
       -------------------------------------------------------------------------

Date:  MARCH 27, 1989
       -------------------------------------------------------------------------